UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 27, 2009

HI-TECH PHARMACAL CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

No. 0-20424	11-2638720
(Commission File Number)	(IRS Employer Identification No.)

369 Bayview Avenue, Amityville, New York	11701
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-8228

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

This Amendment No. 1 to the Form 8-K filed by Hi-Tech Pharmacal Co., Inc. (“Hi-Tech” or the “Company”) on March 5, 2009 (the “Initial 8-K”) is being filed to provide certain financial information not included in the Initial 8-K as required under Items 9.01(a)(4) and (b)(2) of Form 8-K. The Initial 8-K was filed to report the Company’s completion of its acquisition of substantially all of the assets of E. Claiborne Robins Company, Inc. d/b/a ECR Pharmaceuticals (“ECR”).

A copy of the asset purchase agreement entered into by the parties in connection with the transaction is attached as Exhibit 10.1.

A copy of the employment agreement of Davis S. Caskey is attached as Exhibit 10.10.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired

Audited financial statements of ECR as of and for the twelve months ended December 2008, as required by this Item 9.01 (a), are attached as Exhibit 99.1.

(b) Pro Forma Financial Information.

Attached as Exhibit 99.2 are the unaudited pro forma condensed consolidated balance sheet and related statement of operations of the Company as of and for the nine months ended January 31, 2009 and the unaudited pro forma statement of operations of the Company for the year ended April 30, 2008.

The pro forma financial information is presented to illustrate the effects of the acquisition on the historical financial position and operating results of the Company and ECR.

The unaudited pro forma condensed consolidated balance sheet at January 31, 2009 gives effect to the acquisition as if it had occurred as of that date. The unaudited pro forma statements of operations give effect to the acquisition as if it had occurred on May 1, 2008 and 2007.

The pro forma financial information has been derived from, and should be read in conjunction with, the historical consolidated financial statements, including notes to such statements, of the Company and ECR. For the Company, those financial statements are included in Hi-Tech’s Annual Report on Form 10-K for the year ended April 30, 2008. For ECR, those financial statements are attached hereto.

The pro forma financial information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have occurred had the acquisition been consummated as of the dates indicated. In particular, the pro forma financial information includes adjustments based upon currently available information and upon assumptions that management believes are reasonable. The adjustments included in the pro forma financial information represent the preliminary determination of these adjustments based upon available information. The Company cannot assure that the actual adjustments will not differ from the pro forma adjustments reflected in the pro forma financial information.

(c) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Asset Purchase Agreement dated February 27, 2009 by and among Hi-Tech Pharmacal Co., Inc., E. Claiborne Robins Company, Inc. d/b/a ECR Pharmaceuticals and Davis S. Caskey

10.10	Employment Agreement between Davis Caskey and Hi-Tech Pharmacal Co., Inc. dated February 27, 2009

23.1	Consent of McGladrey & Pullen, LLP

99.1	Audited Financial Statements of E. Claiborne Robins Company, Inc. d/b/a ECR Pharmaceuticals for the twelve months ended December 31, 2008

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2009	HI-TECH PHARMACAL CO., INC.

/s/ David S. Seltzer
	Name:	David S. Seltzer
	Title:	President and Chief Executive Officer

Index of Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement dated February 27, 2009 by and among Hi-Tech Pharmacal Co., Inc., E. Claiborne Robins Company, Inc. d/b/a ECR Pharmaceuticals and Davis S. Caskey

10.10	Employment Agreement between Davis Caskey and Hi-Tech Pharmacal Co., Inc. dated February 27, 2009

23.1	Consent of McGladrey & Pullen, LLP

99.1	Audited Financial Statements of E. Claiborne Robins Company, Inc. d/b/a ECR Pharmaceuticals for the twelve months ended December 31, 2008

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

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